SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C  20549
                                _____________________

                                      FORM 8-K

                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                                   Date of Report
                          (Date of earliest event reported)
                                    May 16, 1994


                              COLGATE-PALMOLIVE COMPANY
               (Exact name of registrant as specified in its charter)



                                      Delaware
                                      --------
                   (State or other jurisdiction of incorporation)

                       1-644-2                      13-1815595
                       -------                      ----------

               (Commission File Number)    (IRS Employer Identification
                                                       No.)


             300 Park Avenue New York, NY             10022
             ----------------------------             -----

                (Address of principal               (Zip code)
                  executive offices)


              Registrant's telephone number, including area code (212)
                                                                 -----
                                      310-2000
                                      --------



             Total number of sequentially numbered pages in this filing, including exhibits thereto:

ITEM 5.     OTHER EVENTS
            ------------

            On May 16, 1994, Registrant executed a Distribution Agreement with Citicorp Securities, Inc., Goldman, Sachs & Co., Lazard Freres & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. as Agents (the "Distribution Agreement"), relating to up to $500,800,000 aggregate principal amount of Medium Term Notes, Series B, to be sold from time to time pursuant to the Distribution Agreement.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

            (c) Exhibits.

            The following Exhibits are filed as a part of this Report and as Exhibits to the Registration Statement on Form S-3 (No. 33-78424):

            Exhibit 4.2   Forms of Debt Security.

                                         __

                                      SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be
               signed on its behalf by the undersigned thereunto duly
                                     authorized.

                              COLGATE-PALMOLIVE COMPANY




            Date:  May 18, 1994    By:     /s/ Andrew D. Hendry
                                      ---------------------------------
                                             Andrew D. Hendry
                                        Senior Vice President, General Counsel
                                                       and Secretary




            i:\keller\
            MTN8-K.DOC  3